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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES  EXCHANGE ACT OF 1934
    Date of Report (Date of earliest event reported) January 30, 2004


                          DUTCHFORK BANCSHARES, INC.
          -----------------------------------------------------
          (Exact name of registrant as specified in its charter)

      Delaware                        0-30483                    57-1094236
-------------------------------      ------------            -------------------
(State or other jurisdiction of      (Commission               (IRS Employer
 incorporation)                      File Number)            Identification No.)

                1735 Wilson Road, Newberry, South Carolina 29108
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (803) 321-3200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)







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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

       Exhibit 99.1  Press Release Dated January 30, 2004

ITEM 12.   RESULTS OF OPERATION AND FINANCIAL CONDITION
           --------------------------------------------

      On January 30, 2004, DutchFork Bancshares, Inc. announced its financial results for the quarter ended December 31, 2003. The press release announcing the financial results for the quarter ended December 31, 2003 is filed as
Exhibit 99.1 and incorporated herein by reference.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DUTCHFORK BANCSHARES, INC.


Dated: January 30, 2004             By:   /s/ J. Thomas Johnson
                                          ----------------------------------
                                          J. Thomas Johnson
                                          President and Chief Executive Officer